SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 10, 2006

                        SIZELER PROPERTY INVESTORS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

        1-09349                                         72-1082589
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(Commission File Number)                    (I.R.S. Employer Identification No.)

2542 Williams Boulevard, Kenner, LA                                     70062
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (504) 471-6271
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

      Sizeler Property Investors, Inc. (the "Company") has entered into an agreement with Wachovia Capital Markets, LLC ("Wachovia") pursuant to which Wachovia has been engaged as the Company's exclusive financial advisor to assist the Company in analyzing potential strategic alternatives including a sale of the Company or its assets in one or more transactions, a merger or other business combination with another entity, a recapitalization, reorganization or restructuring of the Company.

      A copy of the press release announcing the entering into of this agreement is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 9.01 Financial Statements and Exhibits.

      (c) Exhibits

      99.1 Press Release dated January 10, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SIZELER PROPERTY INVESTORS, INC.


Date: January 11, 2006                          By: /s/ Thomas A. Masilla, Jr.
                                                    ----------------------------
                                                    Thomas A. Masilla, Jr.
                                                    President